LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Alan Edward Meyer, whose signature appears below, hereby constitutes and appoints Christopher S. Spencer and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Variable Account I, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Alan Edward Meyer
Alan Edward Meyer

April 15, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Peter Chesley Gunder, whose signature appears below, hereby constitutes and appoints Christopher S. Spencer and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Variable Account I, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Peter Chesley Gunder
Peter Chesley Gunder

April 14, 2009

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Gerry William Benusa, whose signature appears below, hereby constitutes and appoints Christopher S. Spencer and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Variable Account I, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Gerry William Benusa
Gerry William Benusa

April 14, 2009